1290 VT GAMCO Mergers & Acquisitions Portfolio — Class IB and Class K Shares
Summary Prospectus dated May 1, 2026

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2026, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI, reports to shareholders and other information about the Portfolio online at https://equitable-funds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to achieve capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 VT GAMCO Mergers & Acquisitions Portfolio	Class IB Shares	Class K Shares
Management Fee	0.90%	0.90%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	1.37%	1.12%
Fee Waiver and/or Expense Reimbursement[1]	(0.08)%	(0.08)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.29%	1.04%
1
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Portfolio to limit the expenses of the Portfolio through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares and 1.00% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2027. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at
VTGMA 1

the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$131	$426	$742	$1,639
Class K Shares	$106	$348	$609	$1,356
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 142% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Portfolio invests primarily in arbitrage opportunities by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate re-organizations and in equity securities of companies that the Sub-Adviser believes are likely acquisition targets within 12 to 18 months. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Sub-Adviser determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Portfolio may purchase (if it does not already hold) or increase its investment in the selling company’s securities, offering the Portfolio the possibility of generous returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company may also be purchased or shorted. The Portfolio may hold a significant portion of its assets in cash or cash equivalents in anticipation of arbitrage opportunities.
The Portfolio may invest in companies of any size and from time to time may invest in companies with small, mid, and large market capitalizations. The Portfolio generally invests in securities of U.S. companies, but also may invest up to 20% of its assets in foreign securities, including those in emerging markets.
The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Sub-Adviser believes provide opportunities for capital appreciation, such as preferred stocks and warrants. It is expected that the Portfolio will engage in active or frequent trading of portfolio securities to achieve its investment objective. In this connection, it is expected that the Portfolio may have a portfolio turnover rate of 150% or more.
In choosing investments, the Sub-Adviser searches for the best values on securities that it believes have the potential to achieve the Portfolio’s investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Sub-Adviser considers, among other things, consolidation trends within particular industries, whether a particular industry or company is undergoing a fundamental change or restructuring, the Sub-Adviser’s assessment of the “private market value” of individual companies and the potential for an event or catalyst to occur that enhances a company’s underlying value. The “private market value” of a company is the value that the Sub-Adviser believes informed investors would be willing to pay to acquire the entire company. The Sub-Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Sub-Adviser’s assessment of their private market value.
In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Sub-Adviser seeks to acquire target companies at a rate of return that provides compensation for assuming deal completion risk. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the Portfolio, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Sub-Adviser’s estimate of its private market value or if the catalyst expected to happen fails to materialize.
The Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser. Generally, these securities offer less potential for gains than other types of securities.
VTGMA 2

Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk  — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, have led, and may in the future lead, to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. For example, the armed conflict among the United States, Israel and Iran that commenced in February 2026 has contributed to increased volatility and uncertainty in financial markets as well as significant volatility in the oil and natural gas markets, which has created widespread economic disruption. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk  — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down.
VTGMA 3

However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Special Situations Risk  — The Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers, or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Portfolio would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. In some circumstances, the securities purchased may be illiquid, making it difficult for the Portfolio to dispose of them at an advantageous price.
Cash Management Risk  — The Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and could also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling, or perceived as unable or unwilling, to honor its obligations.
Cash may be invested in institutional money market funds. An institutional money market fund does not maintain a stable $1.00 net asset value per share; rather the fund’s net asset value fluctuates with changes in the values of the securities in which the fund invests, and the fund's shares may be worth more or less than their original purchase price. An institutional money market fund is permitted to impose a liquidity fee upon the redemption of fund shares and generally is required to impose a liquidity fee when the fund experiences daily net redemptions of fund shares that exceed certain levels.
Portfolio Turnover Risk  — High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.
Portfolio Management Risk  — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Credit Risk  — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Portfolio may experience a significant or complete loss on a fixed income security or a transaction.
Foreign Securities Risk  — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated
VTGMA 4

with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk  — Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time.
Large-Cap Company Risk  — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap and Small-Cap Company Risk  — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Money Market Risk  — Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity. A low- or negative-interest rate environment may prevent a money market fund from providing a positive yield and could negatively impact a money market fund’s ability to maintain a stable $1.00 net asset value per share.
Preferred Stock Risk  — Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities; however, unlike common stock, participation in the growth of an issuer may be limited. Preferred stock also is subject to many of the risks associated with debt securities, including credit and interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may suffer a loss of value if dividends are not paid. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s debt securities take precedence over the claims of owners of the issuer’s preferred and common stock. For these reasons, preferred stocks are subject to greater credit, interest rate, and liquidation risk than debt securities, and the market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. The additional securities market index shows how the Portfolio’s performance compared with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies. Past performance is not an indication of future performance.
VTGMA 5

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

 Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	8.09%	2020 2nd Quarter
Worst quarter (% and time period)	-18.99%	2020 1st Quarter

 Average Annual Total Returns

	One Year	Five Years	Ten Years
1290 VT GAMCO Mergers & Acquisitions Portfolio - Class IB	15.91%	7.70%	5.38%
1290 VT GAMCO Mergers & Acquisitions Portfolio - Class K	16.16%	7.96%	5.65%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
S&P Long-Only Merger Arbitrage Index (reflects no deduction for fees, expenses, or taxes)	6.83%	3.15%	3.78%
Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Since
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of EIM	2026
Sub-Adviser: GAMCO Asset Management, Inc. (“GAMCO” or the “Sub-Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:
Name	Title	Since
Mario J. Gabelli	Chief Executive Officer and Chief Investment Officer of Value Portfolios of GAMCO	2003
Christopher J. Marangi	President and Co-Chief Investment Officer of Value Portfolios of GAMCO	2026
Kevin V. Dreyer	Co-Chief Investment Officer of Value Portfolios of GAMCO	2026
Willis M. Brucker	Portfolio Manager of GAMCO	2026
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and
VTGMA 6

replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
VTGMA 7